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      AIM GLOBAL HEALTH CARE FUND - CLASS A, B, C AND INVESTOR CLASS SHARES

                       Supplement dated September 16, 2005
         to the Prospectus dated April 29, 2005 as revised July 18, 2005 and as supplemented July 18, 2005


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 8 of the prospectus:

         "The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

         o Michael L. Yellen (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1994. As the lead manager, Mr. Yellen generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Yellen may perform these functions, and the nature of these functions, may change from time to time.

         o Sunaina Murthy, Senior Analyst, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.

         o Derek M. Taner, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

         More information on these portfolio managers may be found on the advisor's website (http://www.aiminvestments.com). The website is not a part of this prospectus.

         The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage."